United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2025

ABUNDIA GLOBAL IMPACT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 1305
Houston, Texas 77056

(Address of principal executive offices, including zip code)

713-322-8818

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGIG	NYSE American

Item 1.01. Entry Into a Material Definitive Agreement

Technology License and Services Agreement

On September 24, 2021, AGIG Plastics to Liquids, LLC, a Delaware limited liability company (the “Licensee”) and a wholly owned subsidiary of Abundia Global Impact Group, Inc. (the “Company”), entered into a Technology License and Services Agreement (the “License Agreement”) with Alterra Energy LLC (“Alterra”) (and collectively with the Licensee, the “Parties”), pursuant to which the Licensee acquired a license from Alterra for proprietary technology to design, build, operate and maintain a plant and related processes at designated sites using such technology (the “License”).

Pursuant to the License Agreement, the Licensee paid Alterra, within 150 days of the Effective Date (as defined in the License Agreement), an initial deposit in cash. The License Agreement requires Alterra to perform the Service Package (as defined in the License Agreement) for each site at a fixed fee. Additionally, the Licensee shall pay Alterra a license fee based on each site’s annual processing capacity, due when specific milestones are met. Further, in consideration of the License, the Licensee will pay to Alterra quarterly payments of net site cash flow.

Additionally, pursuant to the License Agreement, the Licensee issued, and Alterra exercised, a warrant exercisable for a percentage of the Licensee’s fully diluted capitalization, set forth in the License Agreement, exercisable for a period of ten years after the date of the License Agreement, in the event of (i) a sale or acquisition of the Licensee’s business or (ii) one or more transactions that results in the Licensee’s equity interest becoming listed on a securities exchange.

The License Agreement requires the Licensee to notify Alterra, in writing, if the Licensee desires to go forward with a Work Plan (as defined in the License Agreement) for a site (the “Site Notification”).

The License Agreement may be terminated by either Party for cause, in part or in whole and with respect to one or more sites in the event of breach. If the Licensee infringes, violates, or misappropriates Alterra’s intellectual property rights, Alterra may suspend performance or terminate the License Agreement.

First Amendment to the Technology License and Services Agreement

On December 11, 2025, the Licensee and Alterra entered into an amendment to the License Agreement (the “Amendment”), pursuant to which the Parties amended terms, including the definitions of Site, Site Notification, and Mechanical Completion (as defined in the Amendment).

The Amendment also provides for a new fee payment for Additional Services (as defined in the Amendment), pursuant to which Alterra shall invoice the Licensee for all fees, at the specified hourly rates, for the relevant Additional Services performed by Alterra.

Except as stated above, the Amendment does not make any other substantive changes to the License Agreement.

The foregoing descriptions are qualified in their entirety by reference to the License Agreement and Amendment, respectively, which are filed herewith as Exhibit 10.1 and Exhibit 10.2 hereto and are incorporated by reference herein.

8.01 Other Events

Strategic Acquisition of RPD Technologies America

The Company is currently engaged in advanced negotiations, with Abundia Financial, LLC (“Abundia Financial”), the largest stockholder of the Company, and RPD Technologies America, LLC (“RPD”), regarding a proposed acquisition of RPD by the Company from Abundia Financial. While discussions are ongoing and no definitive agreement has been executed as of the date of this Current Report on Form 8-K (the “Form 8-K”), the parties are finalizing key terms and anticipate signing a definitive agreement in the first quarter of 2026.

As Abundia Financial, LLC owns all of the membership interests of RPD, this proposed transaction constitutes a related-party transaction under applicable Securities and Exchange Commission (the “SEC”) disclosure standards.

There can be no assurance that the parties will enter into a definitive agreement or that the proposed transaction will be consummated.

Press Release

On December 15, 2025, the Company issued a press release (the “Press Release”) announcing the entry into the Amendment. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Actual results of the Company may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “anticipate,” “intend,” “may,” “will,” “believes,” “predicts,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations about the Company’s capacity to enter into a definitive agreement concerning acquisition of RPD. These forward-looking statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding financial performance, prospects, future events and future results, and involve significant risks and uncertainties, as well as assumptions that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the completion the Company’s year-end closing procedures for its financial statements for the 2025 fiscal year; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties indicated from time to time in the Company’s filings with the SEC, including those under “Risk Factors” therein. The Company cautions readers that the foregoing list of factors is not exclusive and that readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#*	Technology License and Services Agreement between AGIG Plastics to Liquids and Alterra Energy LLC, dated September 24, 2021
10.2#*	First Amendment to Technology License and Services Agreement between AGIG Plastics to Liquids LLC and Alterra Energy LLC, dated December 11, 2025
99.1	Press Release Dated December 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K as the Company has determined they (1) are not material and (2) are the type that the Company treats as private or confidential. The Company hereby agrees to furnish a copy of any omitted portion to the SEC upon request.
*	Schedules or exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABUNDIA GLOBAL IMPACT GROUP, INC.

Dated: December 16, 2025
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer